SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2007

MONEYLOGIX GROUP, INC.
(Exact name of registrant as specified in Charter)

Nevada		33-0680443
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

27 Ardmore Crescent, Richmond Hill,
Ontario, Canada L4B-3P6
 (Address of Principal Executive Offices)

416-452-0224
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

The Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Moreover, we operate in a very competitive and rapidly changing environment.  New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations , and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01 Entry Into A Material Definitive Agreement

Moneylogix Group, Inc. (“Company”, “We”, “Our”, or “Moneylogix Group”), formerly Homelife, Inc., initially entered into an Agreement and Plan of Merger (the “Agreement”), as more fully described in Item 2.01 below, on October 23, 2007 (the “Effective Date”) with AGDAS Financial Holdings, Inc., a Delaware Corporation, (“AGDAS”), and Andrew Cimerman, an individual. On January 3, 2008, we entered into an Addendum to the Agreement and Plan of Merger (the “Addendum”) which substantially changed the structure of the transaction to make it a share exchange transaction as opposed to the originally contemplated merger. Pursuant to the terms of the Addendum, We issued 80,000,000 shares of our common stock, with an additional 20,000,000 shares to be issued shortly, to Moneylogix Inc. (“Moneylogix”) shareholders in exchange for 100% of the Moneylogix shares of common stock. In addition, Moneylogix will pay to the Company the sum of $250,000 which shall be used to satisfy Our current liabilities. On January 3, 2008, We also entered into a Second Addendum to the Agreement and Plan of Merger (the “Second Addendum”) to extend the time to close the transaction to a date that coincides with the required periods that the Company is allowed to close the transaction based on the filing of the Definitive 14C Information Statement. The following is a summary term sheet that is written in plain English and briefly describes the material terms of the Addendum and Agreement:

-	Homelife, Inc. shall have effectuated a 22 for 1 reverse stock split;

-	Homelife, Inc. shall change its name to Moneylogix Group, Inc.;

-
Moneylogix Group issued 490,310 shares of common stock (post 22-for-1 reverse stock split) to Mr. Cimerman in consideration for Mr. Cimerman retiring a certain portion of debt we owe him and canceling 10,000 of Our Class A preferred shares, and 50 Class AA Preferred Shares held by him. We have agreed that the 490,310 shares issued to Mr. Cimerman shall be restricted and locked up for a minimum of 24 months.

The Agreement and Addendum contain customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration for the merger, the process of exchanging the consideration and the effect of the acquisition.

This transaction is discussed more fully in Section 2.01 of this Form 8-K.  This brief discussion is qualified by reference to the provisions of the Agreement and Addendum which are attached in full to this report as Exhibit 2.2.

Item 2.01 Completion of Acquisition or Disposition of Assets

As described in Item 1.01 above, on October 23, 2007, we entered into an Agreement and Plan of Merger (the “Agreement” with AGDAS Financial Holdings, Inc., a Delaware corporation, (“AGDAS”) and on January 3, 2008 and we entered into an Addendum to the Agreement and Plan of Merger which substantially changed the structure of the transaction to make it a share exchange transaction as opposed to the originally contemplated merger.  The closing of the transaction took place on May 28, 2008 (the “Closing Date”).  On the Closing Date, pursuant to the terms of the Agreement and Addendum, we acquired all of the outstanding capital stock and ownership interests of Moneylogix.  In exchange, we issued to the Moneylogix shareholders 80,000,000 shares, with an additional 20,000,000 share to be issued, or approximately 99% of Our common stock.  On the Closing Date, Moneylogix became Our wholly owned subsidiary.

BUSINESS

Moneylogix is a corporation incorporated under the laws of Delaware, and, as of the Closing of the Agreement, is the wholly-owned subsidiary of Moneylogix Group, Inc. (formerly known as Homelife, Inc.) Moneylogix is currently developing plans to strategically acquire financial service companies whose businesses and markets served would complement each other. Management believe that current market valuations provide multiple opportunities to consolidate under-valued or distressed niche financial service companies, and through such consolidation, offer better and more complete services to consumers under the Moneylogix brand.

Markets that are currently being assessed include mortgage brokerage, mortgage lending, credit cards, insurance, and real estate brokerage. It is expected that initial operations will commence in Canada with expansion plans to include the creation of additional subsidiaries to fulfill MoneyLogix Group’s global aspirations. Moneylogix operations are headquartered in Richmond Hill, Ontario. Canada.

Pursuant to the Agreement and Addendum, Moneylogix shall become a wholly-owned subsidiary of Our Company, MoneyLogix Group. Relevant information regarding Moneylogix is discussed below:

Moneylogix’smailing address and phone number of its principal executive offices is:

27 Ardmore Crescent Richmond Hill,Ontario, CANADA, L4B-3P6
416-452-0224

Moneylogix is a corporation incorporated under the laws of Delaware in December 2007, and is a planned financial service company. It contemplates servicing parties in multiple financial markets. Management believes that current market valuations provide multiple opportunities to consolidate under-valued or distressed niche financial service companies, and through such consolidation, offer better and more complete services to consumers under the “Moneylogix” brand. The audited financial statements for Moneylogix are attached as Exhibit 99.1.

Markets that are currently being assessed include mortgage brokerage, mortgage lending, credit cards, insurance, and real estate brokerage. It is expected that initial operations will commence in Canada with expansion plans to include the creation of additional subsidiaries to fulfill MoneyLogix Group’s global aspirations.

There are no material differences in accounting treatment or federal income tax consequences from this Agreement or Addendum. Similarly, We were not required to obtain any federal or state regulatory approvals to complete this Agreement and Addendum. Accordingly, we did not obtain any reports, opinions, or appraisals relating to the fairness of the transaction because we deemed it an unnecessary and costly expense given the nature of the transaction.

During the past two years, other than the Agreement and Addendum described here-in , there has not been any negotiations, transactions or material contracts between these two companies regarding a merger, consolidation, acquisition, tender offer, election of directors or sale/transfer of material assets of either company.

Lastly, all necessary financial reports are attached as Exhibits and/or referred to and incorporated herein by reference to previously filed reports with the SEC.

MONEYLOGIX’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

We do not know of any trends, demands, commitments, events or uncertainties that will result in or that are likely reasonable to result in the registrant’s liquidity increasing or decreasing in any material way. We do not and will not have any material commitments for capital expenditures as of the end of the latest fiscal period. Moneylogix was incorporated in December 2007 and, therefore, has not developed any known material trends in our capital resources. Moneylogix was incorporated in December 2007 and, therefore, there were no unusual or infrequent events or any significant economic changes that materially affected the amount of reported income from continuing operations. There have been no known trends or uncertainties that have had a material impact on net sales or revenues or income from continuing operations. The financial statements do not disclose material increases in net sales or revenues and Moneylogix has not been operating for the past three fiscal years so inflation and changing prices have not had any impact on Moneylogix net sales and revenues and income from operations.

Off Balance Sheet Arrangements
We do not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons, also known as “special purpose entities” (SPEs).

As of the latest fiscal year end, Moneylogix did not have any known contractual obligations.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.  The statements contained in or incorporated into this offering that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, Our business, financial condition or results of operations could be harmed. In that case, the trading price of Our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business

WE NEED TO MANAGE GROWTH IN OPERATIONS TO MAXIMIZE OUR POTENTIAL GROWTH AND ACHIEVE OUR EXPECTED REVENUES AND OUR FAILURE TO MANAGE GROWTH WILL CAUSE A DISRUPTION OF OUR OPERATIONS RESULTING IN THE FAILURE TO GENERATE REVENUE.

In order to maximize potential growth in Our current and potential markets, we believe that we must expand the scope of our services in the financial services industry. This expansion will place a significant strain on our management and our operational, accounting, and information systems.  We expect that we will need to continue to improve our financial controls, operating procedures, and management information systems.  We will also need to effectively train, motivate, and manage our employees.  Our failure to manage our growth could disrupt our operations and ultimately prevent us from generating the revenues we expect.

WE CANNOT ASSURE YOU THAT OUR INTERNAL GROWTH STRATEGY WILL BE SUCCESSFUL WHICH MAY RESULT IN A NEGATIVE IMPACT ON OUR GROWTH, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOW.

One of our strategies is to grow internally through increasing the customers we target.  However, many obstacles to this expansion exist, including, but not limited to, increased competition from similar businesses, unexpected costs, costs associated with marketing efforts and maintaining a strong client base.  We cannot, therefore, assure you that we will be able to successfully overcome such obstacles and establishOour services in any additional markets.  Our inability to implement this internal growth strategy successfully may have a negative impact on our growth, future financial condition, results of operations or cash flows.

IF WE ARE NOT ABLE TO IMPLEMENT OUR STRATEGIES IN ACHIEVING OUR BUSINESS OBJECTIVES, OUR BUSINESS OPERATIONS AND FINANCIAL PERFORMANCE MAY BE ADVERSELY AFFECTED.

Our business plan is based on circumstances currently prevailing and the bases and assumptions that certain circumstances will or will not occur, as well as the inherent risks and uncertainties involved in various stages of development.  However, there is no assurance that we will be successful in implementing our strategies or that our strategies, even if implemented, will lead to the successful achievement of our objectives.  If we are not able to successfully implement our strategies,our business operations and financial performance may be adversely affected.

WE MAY HAVE DIFFICULTY DEFENDING OUR INTELLECTUAL PROPERTY RIGHTS FROM INFRINGEMENT RESULTING IN LAWSUITS REQUIRING US TO DEVOTE FINANCIAL AND MANAGEMENT RESOURCES THAT WOULD HAVE A NEGATIVE IMPACT ON OUR OPERATING RESULTS.

We regard our contemplated copyrights, service marks, trademarks, trade secrets, patents and similar intellectual property as critical to our success.  We rely on trademark, patent and trade secret law, as well as confidentiality and license agreements with certain of our employees, customers and others to protect our proprietary rights. No assurance can be given that uor trademarks and licenses will not be challenged, invalidated, infringed or circumvented, or that our intellectual property rights will provide competitive advantages to us.  There can be no assurance that we will be able to obtain a license from a third-party technology that we may need to conduct our business or that such technology can be licensed at a reasonable cost.

WE DEPEND ON OUR KEY MANAGEMENT PERSONNEL AND THE LOSS OF THEIR SERVICES COULD ADVERSELY AFFECT OUR BUSINESS.

We place substantial reliance upon the efforts and abilities of our executive officer.  The loss of the services of our executive officer could have a material adverse effect on our business, operations, revenues or prospects.  We do not maintain key man life insurance on the life of this individual.

WE MAY NEVER PAY ANY DIVIDENDS TO SHAREHOLDERS.

We have never paid any dividends and have not declared any dividends to-date.  Our board of directors does not intend to distribute dividends in the near future.  The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of Our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant.  There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

   MANAGEMENT EXERCISES SIGNIFICANT CONTROL OVER MATTERS REQUIRING SHAREHOLDER APPROVAL WHICH MAY RESULT IN THE DELAY OR PREVENTION OF A CHANGE IN OUR CONTROL.

Our Chairman and Chief Executive Officer, through his common stock ownership, currently has voting power equal to approximately 82% of our voting securities.  As a result, management through such stock ownership exercises significant control over all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions.  This concentration of ownership in management may also have the effect of delaying or preventing a change in control of us that may be otherwise viewed as beneficial by shareholders other than management.

WE MAY INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH UNITED STATES CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.

We may incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly.  We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage.  As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers.  We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

WE MAY NOT BE ABLE TO MEET THE ACCELERATED FILING AND INTERNAL CONTROL REPORTING REQUIREMENTS IMPOSED BY THE SECURITIES AND EXCHANGE COMMISSION RESULTING IN A POSSIBLE DECLINE IN THE PRICE OF OUR COMMON STOCK AND OUR INABILITY TO OBTAIN FUTURE FINANCING.

As directed by Section 404 of the Sarbanes-Oxley Act, the Securities and Exchange Commission adopted rules requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual reports.  In addition, the independent registered public accounting firm auditing a company’s financial statements must also attest to and report on management’s assessment of the effectiveness of the company’s internal controls over financial reporting as well as the operating effectiveness of the company’s internal controls. While we will not be subject to these requirements for the fiscal year ended December 31, 2008, we will be subject to these requirements beginning January 1, 2009.

While we expect to expend significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to comply timely with all of the requirements imposed by this rule.  In the event that we are unable to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, investors and others may lose confidence in the reliability of our financial statements and our stock price and ability to obtain equity or debt financing as needed could suffer.

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit ofour financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the Securities and Exchange Commission, which could also adversely affect the market price of our common stock and our ability to secure additional financing as needed.

WE MAY HAVE DIFFICULTY RAISING NECESSARY CAPITAL TO FUND OPERATIONS AS A RESULT OF MARKET PRICE VOLATILITY FOR OUR SHARES OF COMMON STOCK.

In recent years, the securities markets in the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations that have not necessarily been related to the operations, performances, underlying asset values or prospects of such companies.  For these reasons, our shares of common stock can also be expected to be subject to volatility resulting from purely market forces over which we will have no control.  If our business development plans are successful, we may require additional financing to continue to develop and exploit existing and new products and services related to our industries and to expand into new markets.  The exploitation of our services may, therefore, be dependent upon Our ability to obtain financing through debt and equity or other means.

Other Risks

OUR SHARES OF COMMON STOCK ARE VERY THINLY TRADED, AND THE PRICE MAY NOT REFLECT OUR VALUE AND THERE CAN BE NO ASSURANCE THAT THERE WILL BE AN ACTIVE MARKET FOR OUR SHARES OF COMMON STOCK EITHER NOW OR IN THE FUTURE.

Our shares of common stock are very thinly traded, and the price, if traded, may not reflect our value.  There can be no assurance that there will be an active market for our shares of common stock either now or in the future.  The market liquidity will be dependent on the perception of our operating business and any steps that Our management might take to bring us to the awareness of investors.  There can be no assurance given that there will be any awareness generated.  Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business.  If a more active market should develop, the price may be highly volatile.  Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in the securities.  Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price.  Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

WE MAY BE SUBJECT TO THE PENNY STOCK RULES WHICH WILL MAKE THE SHARES OF OUR COMMON STOCK MORE DIFFICULT TO SELL.

We may be subject now and in the future to the SEC’s “penny stock” rules if Our shares of common stock sell below $5.00 per share.  Penny stocks generally are equity securities with a price of less than $5.00.  The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer’s account.  The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer’s confirmation.

In addition, the penny stock rules require that prior to a transaction the broker dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.  The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for shares of our common stock. As long as our shares of common stock are subject to the penny stock rules, the holders of such shares of common stock may find it more difficult to sell their securities.

SALES OF OUR CURRENTLY ISSUED AND OUTSTANDING STOCK MAY BECOME FREELY TRADEABLE PURSUANT TO RULE 144 AND MAY DILUTE THE MARKET FOR YOUR SHARES AND HAVE A DEPRESSIVE EFFECT ON THE PRICE OF THE SHARES OF OUR COMMON STOCK.

A substantial majority of our outstanding shares of common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws.  Rule 144 provides in essence that a person who has held restricted securities for a period of at least six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quoted on the OTC Bulletin Board).  There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the restricted securities have been held by the owner for a period of six months or more and such owner has not been an affiliate for the 90 day period prior to sale.  A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

MANAGEMENT

Appointment of New Directors

In connection with the Agreement and Addendum, We appointed one new officer and director.  Furthermore, concurrent with the closing of the Agreement and Addendum, the pre-Agreement and Addendum officers and directors resigned from these positions.

The following table sets forth the names, ages, and positions of our new executive officer and director as of the Closing Date.  Executive officers are elected annually by our Board of Directors.  Each executive officer holds his office until he resigns, is removed by the Board, or his successor is elected and qualified.  Directors are elected annually by our stockholders at the annual meeting.  Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

NAME	AGE	POSITION
Majid Haditaghi	43	Chairman, Chief Executive Officer and Secretary

A brief biography of each officer and director are more fully described in Item 5.02(c).  The information therein is hereby incorporated in this section by reference.

The Company has not entered into employment contracts with these Individuals.

Family Relationships

There are no family relationships between any of our directors or executive officers and any other directors or executive officers.

Code of Ethics

We currently do not have a code of ethics that applies to our officers, employees and directors, including our Chief Executive Officer and senior executives, however, we intend to adopt one in the near future.

Conflicts of Interest

Certain potential conflicts of interest are inherent in the relationships between our officers and directors, and us.

From time to time, one or more of our affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate.  These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with ours with respect to operations, including financing and marketing, management time and services and potential customers.  These activities may give rise to conflicts between or among the interests of us and other businesses with which our affiliates are associated.  Our affiliates are in no way prohibited from undertaking such activities, and neither we nor our shareholders will have any right to require participation in such other activities.

Further, because we intend to transact business with some of our officers, directors and affiliates, as well as with firms in which some of our officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities.  We believe that such transactions will be effected on terms at least as favorable to us as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

EXECUTIVE COMPENSATION

MONEYLOGIX GROUP, INC. EXECUTIVE COMPENSATION SUMMARY

Summary Compensation Table

The following table sets forth all cash compensation paid by Moneylogix Group (formerly Homelife, Inc), for the last fiscal year, specifically, the years ending May 31, 2007 and 2006.  The table below sets forth the positions for each person at Moneylogix Group. All amounts are in USD.

Name and Principal Position	Year	Salary	Bonus ($)	Stock Award ($)	Option Award ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non-Qualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Andrew Cimerman, President, Director	2007 2006	20,000 20,000	0 0	0 0	0 0	0 0	0 0	0 0	0 0

Option Grants

We do not maintain any equity incentive or stock option plan.  Accordingly, we did not grant options to purchase any equity interests to any employees or officers, and no stock options are issued or outstanding to any officers.

Employment Contracts

There are no employment agreements between the officers and directors of the Company and the Company.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding our common stock beneficially owned on July 7, 2008, for (i) each shareholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our officers and directors, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.  To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.  Except as set forth in this Information Statement, there are not any pending or anticipated arrangements that may cause a change in control.  At June 5, 2008, 80,562,359 shares of our common stock were outstanding immediately after the Closing.

Name and Address of Beneficial Owner (1)	Nature of Security	Number of Shares	Percentage of Common Stock
Mr. Majid Haditaghi	Common Stock	81,600,000	81.1%

All directors and executive officers as a group (1 person)	Common Stock	81,600,000	81.1%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him.

Reorganization Related Transactions

The organization and ownership structure of the Company subsequent to the consummation of the reorganization as summarized in the paragraphs above is as follows:

DESCRIPTION OF SECURITIES

As of June 30, 2008, our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, 100,000 shares of preferred stock, par value $100 per share and 2,000 Class AA Preferred Shares, par value $500.  Immediately after Closing, an aggregate of 80,562,358 shares of Common Stock were outstanding, including shares issued pursuant to the Closing.

There are no shares of preferred stock outstanding.

Common Stock

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available at times and in amounts as our board of directors may determine.  Each stockholder is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of the stockholders.

Cumulative voting is not provided for in our articles of incorporation, or any amendments thereto, which means that the majority of the shares voted can elect all of the directors then standing for election.  The Common Stock is not entitled to preemptive rights and is not subject to conversion or redemption.  Upon the occurrence of a liquidation, dissolution or winding-up, the holders of shares of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock.  There are no sinking fund provisions applicable to the Common Stock.  The outstanding shares of Common Stock, and the shares of Common stock to be issued, are fully paid and non-assessable.

Preferred Stock

Our board of directors has the authority, within the limitations and restrictions in our amended articles of incorporation, to issue 10,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of any series, without further vote or action by the stockholders.  The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in our control without further action by the stockholders.  The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including voting rights, of the holders of Common Stock. In some circumstances, this issuance could have the effect of decreasing the market price of the Common Stock. We currently have no plans to issue any shares of preferred stock.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock, having $0.001 par value per share (“Common Stock”), is traded on the Over-The-Counter Bulletin Board (“OTCBB”) under the symbol “MLXG.”  Following the Agreement and Addendum, the Company will continue to be traded on the OTCBB.

On July 7, 2008, the closing bid quotation for MLXG’s common stock as reported on the OTCBB was $0.55.  The bid price reflects inter-dealer quotations, do not include retail markups, markdowns or commissions and do not necessarily reflect actual transactions

Transfer Agent and Registrar

OTR, Inc. is currently the transfer agent and registrar for our Common Stock.  Its address is 1000 SW Broadway, Suite 920
Portland, OR 97205.  Its phone number is (503) 225-0375 and its fax number is (503) 273-9168.

Dividend Policy

Any future determination as to the declaration and payment of dividends on shares of our Common Stock will be made at the discretion of our board of directors out of funds legally available for such purpose.  We are under no contractual obligations or restrictions to declare or pay dividends on our shares of Common Stock.  In addition, we currently have no plans to pay such dividends.  However, even if we wish to pay dividends, because our cash flow is dependent on profitability and free cash flow and we may be restricted from distributing dividends to our holders of shares of our common stock in the future if at the time we are unable to obtain sufficient dividend distributions from Moneylogix. Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future.  See “Risk Factors.”

LEGAL PROCEEDINGS

Neither we, nor any of our controlled affiliates, either direct or indirect, are involved in any lawsuit outside the ordinary course of business, the disposition of which would have a material effect upon either our results of operations, financial position, or cash flows.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The General Corporation Law of Nevada provides that directors, officers, employees or agents of Nevada corporations are entitled, under certain circumstances, to be indemnified against expenses (including attorneys’ fees) and other liabilities actually and reasonably incurred by them in connection with any suit brought against them in their capacity as a director, officer, employee or agent, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. This statute provides that directors, officers, employees and agents may also be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection with a derivative suit brought against them in their capacity as a director, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made without court approval if such person was adjudged liable to the corporation.

Our by-laws provide that we shall indemnify our officers and directors in any action, suit or proceeding unless such officer or director shall be adjudged to be derelict in his or her duties.

CHANGES AND DISAGREEMENTS WITH ACCOUNTANTS

There have been no changes in or disagreements on accounting or financial disclosures between the Issuer and its accountants.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Agreement and and Addendum, on May 28, 2008, we issued 80,000,000 shares, with an additional 20,000,000 shares to be issued, of our Common Stock to the Moneylogix shareholders in exchange for 100% of the outstanding shares of Moneylogix.  Such securities were not registered under the Securities Act of 1933.  The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  We made this determination based on the representations of the Moneylogix shareholders which included, in pertinent part, that such shareholders were either “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the Moneylogix Shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 5.01 Changes in Control of Registrant.

As explained more fully in Item 2.01, in connection with the Plan of Merger and Addendum, on May 28, 2008, we issued 80,000,000 shares, with an additional 20,000,000 shares to be issued, of our Common Stock to the Moneylogix shareholders in exchange for the transfer of 100% of the outstanding shares of Moneylogix capital stock to us.  As such, immediately following the Merger, the Moneylogix shareholders held approximately 99% of the total combined voting power of all classes of our outstanding stock entitled to vote.

In connection with the Closing of the Acquisition, and as explained more fully in Item 2.01 above under the section titled “Management” and in Item 5.02 of this Current Report on Form 8-K, Andrew Cimerman, Terry Lyles, F. Bryson Famil, Charles Goodson and Marie May resigned as members of our board of directors and as officers.  Further, effective May 28, 2008, Mr. Majid Haditaghi (the “New Director”) was appointed as the member of our board of directors.  Finally, effective May 28, 2008, our New Director was also appointed as our President, Chief Executive Officer, Chief Financial Officer and Corporate Secretary.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)   Resignation of Directors

Effective May 28, 2008, Andrew Cimerman resigned as the President and a member of our board of directors. In addition, Terry Lyles, F. Bryson Farrill and Marie May also resigned from the Board of Directors. There were no disagreements between him and us or any officer or director of the Company.

(b)   Resignation of Officers

Effective May 28, 2008, Andrew Cimerman resigned as the Company’s President, Charles Goodson resigned as the Company’s Vice President and Marie May resigned as the Company’s CFO and Secretary. Mr. Majid Haditaghi is the sole officer of the Company.

(c)   Appointment of Directors
Effective May 28, 2008, the following persons were appointed as members of the Board of Directors:

NAME	AGE	POSITION
Mr. Majid Haditaghi	43	Chairman

The business background descriptions of the newly appointed directors are as follows:

Majid Haditaghi, Chairman of Moneylogix Group, Inc. Chief Executive Officer and Director

Mr. Majid Haditaghi Graduated from Marmara School of Pharmacy in Turkey in 1990 and passed his Canadian College of Pharmacy Bar exam in 1992. As an executive, manager and owner of several large retail pharmacies in Canada, Mr. Haditaghi has extensive experience in retail operations. An accomplished entrepreneur for the past decade Mr. Haditaghi has helped numerous organizations excel by providing management solutions designed to enhance their systems growth and profitability.

Family Relationships

None of the officers or directors have any familial relationships with any other officers or directors of the Company.

(d) Appointment of Officers

Effective May 28, 2008, the newly appointed directors described above in Item 5.02(c) appointed the following persons as our executive officers, with the respective titles as set forth opposite his or her name below:

NAME	AGE	POSITION
Mr. Majid Haditaghi	43	Chairman, Chief Executive Officer, Chief Financial Officer and Secretary

Please see Section 5.02(c) of this current report, whose information is herein incorporated by reference.

(e) Employment Agreements of the Executive Officers

The Company has not entered into a formal employment arrangement with the Executive Officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End

On July 3, 2007, the Company has changed it fiscal year end to December 31.

Item 9.01 Financial Statement and Exhibits.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The Audited Consolidated Financial Statements for Moneylogix Group, Inc. (formerly Homelife, Inc.) as of May 31, 2006 and 2007 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

The Unaudited Condensed Consolidated Financial Statements of Moneylogix Inc. as of March 31, 2008 is filed as Exhibit 99.2 to this current report.

The Audited Financial Statements of Moneylogix Inc. as of December 31, 2007 is filed as Exhibit 99.3 to this current report.

(b)  PRO FORMA FINANCIAL INFORMATION.

Pro forma financial information is not required to be filed.

(c)  SHELL COMPANY TRANSACTIONS

None.

(d)  EXHIBITS

Exhibit No.	Description
2.1 (1)	Plan of Merger, dated October 23, 2007, among AGDAS Financial Holdings, Inc. and the Company.
2.2 (2)	Addendum to Plan of Merger, dated January 3, 2008.
2.2(3)	Second Addendum to Plan of Merger
3.11(3)
Articles of Incorporation of the Company as filed with the Secretary of State of Nevada on August 4, 2005 [incorporated by reference to Exhibit 3.01(a) to the Company’s registration statement on Form SB-2 filed on July 14, 2006]

3.12	Certificate of Good Standing from the State of Nevada
99.1 (3)	The Audited Consolidated Financial Statements of Moneylogix Group, Inc. (formerly Homelife, Inc.) as of May 31, 2007 and 2006
99.2	The Unaudited Financial Statements of Moneylogix Inc. as of March 31, 2008.
99.3	The Audited Financial Statements of Moneylogix Inc. as of December 31, 2007

(1)	Incorporated herein by reference to the Form 8-k filed on November 26, 2007.
(2)	Incorporated herein by reference to the Form 8-k filed on February 21, 2008.
(3)	Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLOGIX GROUP, INC.

Date: July 22, 2008	By:	/s/ Majid Haditagh
Majid Haditagh Chairman, Chief Executive Officer & Secretary